SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2003

JMAR TECHNOLOGIES, INC. (Exact name of registrant as specified in its charter)

State of Delaware (State or other jurisdiction of incorporation)

1-10515	68-0131180

(Commission File No.)	(IRS Employer Identification No.)

5800 Armada Drive, Carlsbad, California 92008 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (760) 602-3292

Not Applicable (Former name of or former address, if changed since last report)

Item 7. Exhibits.

     (c)  The following exhibit is filed as a part of this report:

99.1	Press Release issued on August 14, 2003.

Item 12. Disclosure of Results of Operations and Financial Condition.

On August 14, 2003, JMAR Technologies, Inc. (the “Company”) issued a Press Release announcing its financial results for the quarter ended June 30, 2003. The full text of the Company’s Press Release is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: August 14, 2003	JMAR TECHNOLOGIES, INC. (Registrant)

	By:	/s/ JOSEPH G. MARTINEZ

Joseph G. Martinez Senior Vice President & General Counsel

INDEX TO EXHIBITS

Exhibit 99.1	Press Release issued on August 14, 2003